      __________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ____________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 17, 2001

                             _____________________


                          DIRECT III MARKETING, INC.
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                                   000-29995                          33-0851387
------------------------------                       -----------                         ----------
 (State or Other Jurisdiction                        (Commission                        (IRS Employer
     of Incorporation)                               File Number)                       Identification No.)



     12760 High Bluff Drive, Suite 210, San Diego, California                                92130
     --------------------------------------------------------                               ---------
    (Address of Principal Executive Offices)                                                (Zip Code)


          Registrant's telephone number, including area code   (858) 793-4151
                                                               --------------


                                 Not Applicable
          -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      __________________________________________________________________

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ITEM 5.   OTHER EVENTS.

                On August 17, 2001, Grad Partners Premier, LLC ("GPP"), a Delaware limited liability company and special purpose, bankruptcy remote entity, entered into a securitization arrangement with Market Street Funding Corporation ("MSFC") pursuant to which MSFC agreed to finance the purchase of student loans by GPP in a maximum aggregate amount of $150,000,000. The sole member of GPP is Grad Partners, Inc. ("GPI"), a Delaware corporation and wholly-owned subsidiary of the Registrant. In connection with this financing, GPP, as the issuer, entered into an Indenture, dated August 17, 2001, with MSFC, as the noteholder, PNC Bank, National Association, as administrator for the noteholder, Fifth Third Bank ("5/3"), as indenture trustee and eligible lender trustee on behalf of GPP, and GPI, as master servicer. Pursuant to the Indenture, GPP will purchase student loans from time to time and will finance the purchase of such student loans through loans from the noteholder. The noteholder's loans will be secured by the student loans and certain other collateral related to such student loans. The student loans will be purchased by GPP from GPI pursuant to a Purchase and Sale Agreement, dated as of August 17, 2001, among GPI, 5/3 (as eligible lender trustee on behalf of GPI), GPP and 5/3 (as eligible lender trustee on behalf of GPP). The Indenture and the Purchase and Sale Agreement are filed with this Form 8-K and are attached as Exhibits 10.1 and 10.2, respectively.

                On September 17, 2001, GPI entered into a Credit Agreement with 5/3 pursuant to which 5/3 extended to GPI a line of credit under which 5/3 will make loans to GPI on a revolving basis from time to time in a maximum aggregate amount of $5,000,000. The proceeds of this line of credit will be used by GPI to purchase student loans originated by graduate schools and other student loan originators. In connection with the extension of the line of credit, GPI and 5/3 entered into a Security Agreement, dated September 17, 2001, pursuant to which GPI granted to 5/3 a security interest in certain collateral to secure the funds borrowed by GPI. The Registrant entered into a Continuing Guaranty Agreement, dated September 17, 2001, with 5/3, pursuant to which the Registrant guaranteed GPI's payment and performance, when due, under the loan documents. The Credit Agreement, Security Agreement and Continuing Guaranty Agreement are filed with this Form 8-K and are attached as Exhibits 10.3, 10.4 and 10.5, respectively.

                                       2
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DIRECT III MARKETING, INC.

Date: October 16, 2001                By: /s/ Robert deRose
                                          --------------------------------------
                                          Robert deRose, Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

     Exhibit Number             Exhibit Description
     --------------             -------------------

       10.1 Indenture, dated August 17, 2001, between Grad Partners Premier, LLC, Market Street Funding Corporation, PNC Bank, National Association, Fifth Third Bank and Grad Partners, Inc., and Appendix A (Definitions) to Indenture.

       10.2 Purchase and Sale Agreement, dated August 17, 2001, between Grad Partners, Inc., Fifth Third Bank and Grad Partners Premier, LLC.

       10.3 Credit Agreement, dated September 17, 2001, between Grad Partners, Inc. and Fifth Third Bank.

       10.4 Security Agreement, dated September 17, 2001, between Grad Partners, Inc. and Fifth Third Bank.

       10.5 Continuing Guaranty Agreement, dated September 17, 2001, between Direct III Marketing, Inc. and Fifth Third Bank.

                                       4